CLOUGH FUNDS TRUST-CLOUGH GLOBAL LONG/SHORT FUND

STATEMENT OF INVESTMENTS

JANUARY 31, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS 73.52%
Communication Services 2.06%
Alphabet, Inc. - Class C(a)	461	$846,276
Pinterest, Inc. - Class A(a)	5,200	356,252
Sea, Ltd. - ADR(a)	1,685	365,157
		1,567,685

Consumer Discretionary 8.47%
BYD Co., Ltd. - Class H	10,180	311,706
Carnival Corp.	45,500	849,485
Carvana Co.(a)(b)	2,838	741,257
DR Horton, Inc.	12,200	936,960
Lennar Corp. - Class A	11,100	922,965
Meituan - Class B(a)	11,630	533,706
Pinduoduo, Inc. - ADR(a)	2,010	333,077
Royal Caribbean Cruises Ltd.	14,060	913,900
Samsonite International S.A.(a)	81,600	117,876
Tesla, Inc.(a)	1,005	797,497
		6,458,429

Financials 15.19%
AGNC Investment Corp.(b)	95,200	1,485,120
Annaly Capital Management, Inc.	179,400	1,456,728
Bank of America Corp.	40,860	1,211,499
Barings BDC, Inc.	44,800	395,584
Citigroup, Inc.	15,752	913,458
First American Financial Corp.	27,900	1,458,891
Golub Capital BDC, Inc.	38,235	543,319
Hong Kong Exchanges and Clearing, Ltd.	19,700	1,263,829
JPMorgan Chase & Co.	5,250	675,518
PennyMac Financial Services, Inc.	26,140	1,516,120
Sixth Street Specialty Lending, Inc.	20,600	421,476
Stewart Information Services Corp.	5,100	236,538
		11,578,080
Health Care 22.82%
1Life Healthcare, Inc.(a)	19,900	1,006,940
AbbVie, Inc.	3,180	325,886
AbCellera Biologics, Inc.(a)	10,600	559,998
Acadia Healthcare Co., Inc.(a)	3,300	167,244
Amgen, Inc.	1,242	299,856
Anthem, Inc.(b)	2,330	691,963
Apellis Pharmaceuticals, Inc.(a)	7,900	349,733
Baxter International, Inc.	4,900	376,467
Checkmate Pharmaceuticals, Inc.(a)	47,842	748,727
Covetrus, Inc.(a)	16,300	555,341
CRISPR Therapeutics AG(a)	6,031	999,337
	Shares	Value
Health Care (continued)
Flexion Therapeutics, Inc.(a)	47,300	$575,641
Gossamer Bio, Inc.(a)	31,900	322,190
GW Pharmaceuticals PLC - ADR(a)	3,783	576,794
Hologic, Inc.(a)	7,240	577,245
Humana, Inc.	770	294,995
Idorsia, Ltd.(a)	10,000	304,463
Johnson & Johnson	6,420	1,047,295
Laboratory Corp. of America Holdings(a)	1,895	433,784
McKesson Corp.	2,920	509,452
Merck & Co., Inc.	4,100	315,987
Moderna, Inc.(a)	3,010	521,212
Pfizer, Inc.	9,300	333,870
Quest Diagnostics, Inc.	6,450	833,018
Repare Therapeutics, Inc.(a)	12,100	449,031
SmileDirectClub, Inc.(a)	27,600	366,528
Teladoc Health, Inc.(a)	828	218,451
Thermo Fisher Scientific, Inc.	1,508	768,628
UnitedHealth Group, Inc.	930	310,229
Universal Health Services, Inc. - Class B	1,430	178,292
Veracyte, Inc.(a)	12,170	690,039
Vertex Pharmaceuticals, Inc.(a)	3,633	832,248
Zai Lab, Ltd. - ADR(a)	3,330	533,033
Zimmer Biomet Holdings, Inc.	580	89,129
Zoetis, Inc.	1,464	225,822
		17,388,868

Industrials 2.54%
Lyft, Inc. - Class A(a)	19,200	853,632
TransDigm Group, Inc.(a)	1,962	1,085,535
		1,939,167

Information Technology 21.64%
Advanced Energy Industries, Inc.(a)	5,600	574,448
Apple, Inc.(b)	15,035	1,984,019
BE Semiconductor Industries NV	5,410	371,990
Broadcom, Inc.	2,140	964,070
Crowdstrike Holdings, Inc. - Class A(a)	2,035	439,153
Dynatrace, Inc.(a)	8,650	359,061
Five9, Inc.(a)	2,050	340,813
GDS Holdings, Ltd. - ADR(a)	3,300	341,748
Hon Hai Precision Industry Co., Ltd.	193,000	768,485
Infineon Technologies AG	23,269	935,385
Kuaishou Technology(a)(c)(d)	300	4,450
Lam Research Corp.	920	445,234

	Shares	Value
Information Technology (continued)
Mastercard, Inc. - Class A	1,159	$366,580
Micron Technology, Inc.(a)(b)	27,900	2,183,733
Renesas Electronics Corp.(a)	35,100	402,119
RingCentral, Inc. - Class A(a)	940	350,545
Samsung Electronics Co., Ltd.	25,920	1,900,089
SMART Global Holdings, Inc.(a)	9,800	364,070
Splunk, Inc.(a)	2,530	417,526
Square, Inc. - Class A(a)	1,695	366,052
Taiwan Semiconductor Manufacturing Co., Ltd.	94,000	1,983,894
Twilio, Inc. - Class A(a)	1,000	359,430
Xinyi Solar Holdings, Ltd.	122,000	267,501
		16,490,395

Real Estate 0.80%
Community Healthcare Trust, Inc.(b)	13,650	610,428

TOTAL COMMON STOCKS
(Cost $44,085,971)		56,033,052

EXCHANGE TRADED FUNDS 1.04%
Health Care 1.04%
ETFMG Alternative Harvest ETF	41,400	788,670

TOTAL EXCHANGE TRADED FUNDS
(Cost $563,510)		788,670

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.33%
Call Options Purchased 0.33%
Eurodollar Future Option
12/14/21, $100, $116,017,500	465	14,532
Eurodollar Future Option
12/14/21, $99.875, $174,650,000	700	48,125
Vertex Pharmaceuticals, Inc.
04/16/21, $220, $1,924,272	84	189,420

Total Call Options Purchased
(Cost $511,473)		252,077

TOTAL PURCHASED OPTIONS
(Cost $511,473)		252,077
Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 5.98%
Agile Group Holdings, Ltd.
03/07/2022, 6.700%(e)	$250,000	$258,113
Amazon.com, Inc.
06/03/2030, 1.500%	300,000	299,392
FedEx Corp.
01/15/2044, 5.100%	200,000	259,846
Fidelity National Financial, Inc.
03/15/2031, 2.450%	650,000	659,475
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
10/01/2025, 5.250%(d)	600,000	599,625
Main Street Capital Corp.
07/14/2026, 3.000%	400,000	400,030
Marriott International, Inc.
Series AA, 12/01/2028, 4.650%	130,000	149,131
Melco Resorts Finance, Ltd.
07/21/2028, 5.750%(d)	250,000	266,019
Regeneron Pharmaceuticals, Inc.
09/15/2050, 2.800%	350,000	328,034
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(e)	250,000	261,875
Tencent Holdings, Ltd.
01/26/2026, 1.810%(d)	400,000	406,260
06/03/2030, 2.390%(d)	400,000	404,774
Times China Holdings, Ltd.
07/16/2023, 6.750%(e)	250,000	261,871

TOTAL CORPORATE BONDS
(Cost $4,564,672)		4,554,445

CONVERTIBLE CORPORATE BONDS 1.68%
Ares Capital Corp.
02/01/2022, 3.750%	380,000	383,230
Redwood Trust, Inc.
08/15/2023, 4.750%	278,000	266,228
Starwood Property Trust, Inc.
04/01/2023, 4.375%	623,000	632,630

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,269,609)		1,282,088

GOVERNMENT & AGENCY OBLIGATIONS 2.18%
U.S. Treasury Bond
02/15/2050, 2.000%	1,600,000	1,664,375

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $1,833,709)		1,664,375

Description/Maturity Date/Rate	Principal Amount	Value
SHORT-TERM INVESTMENTS 7.72%
Money Market Funds 7.72%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.030% 7-day yield)	5,885,586	$5,885,586

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,885,586)		5,885,586

Total Investments - 92.45%
(Cost $58,714,530)		70,460,293

Other Assets in Excess of Liabilities - 7.55%(f)		5,758,217

NET ASSETS - 100.00%		$76,218,510

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (3.54%)
Communication Services (0.51%)
Twitter, Inc.	(7,700)	(389,081)

Financials (2.23%)
Deutsche Bank AG	(84,200)	(852,104)
Mediobanca Banca di Credito Finanziario SpA	(33,533)	(299,670)
Societe Generale S.A.	(12,863)	(240,985)
UniCredit SpA	(33,659)	(308,679)
		(1,701,438)

Health Care (0.37%)
Bruker Corp.	(4,840)	(280,188)

Information Technology (0.43%)
Temenos AG	(2,585)	(327,496)

TOTAL COMMON STOCKS
(Proceeds $2,855,393)		(2,698,203)

EXCHANGE TRADED FUNDS (1.94%)
SPDR S&P 500® ETF Trust	(4,000)	(1,480,280)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $1,486,220)		(1,480,280)

TOTAL SECURITIES SOLD SHORT
(Proceeds $4,341,613)		$(4,178,483)

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts or futures contracts. As of January 31, 2021, the aggregate market value of those securities was $1,885,986, representing 2.47% of net assets. (See Note 1)
(c)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of January 31, 2021, these securities had an aggregate market value of $4,450 or less than 0.005% of total net assets.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2021, the aggregate value of those securities was $1,681,128 or 2.21% of net assets.
(e)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of January 31, 2021, the aggregate value of those securities was $781,859 or 1.03% of net assets.
(f)	Includes cash which is being held as collateral for total return swap contracts, securities sold short and/or futures contracts.

FUTURES CONTRACTS
Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	289	June 2021	$72,138,013	$815,743
EURODOLLAR 90 DAY	Morgan Stanley	Long	132	March 2022	32,943,900	(7,175)
					$105,081,913	$808,568

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Sany Heavy Industry Co., Ltd.	$792,211	1D FEDEF - 250 bps	1D FEDEF	1/6/2022	$1,406,419	$614,208
Morgan Stanley	Wuliangye Yibin Co., Ltd.	181,196	1D FEDEF - 255 bps	1D FEDEF	5/4/2022	374,019	192,823
Morgan Stanley	Zoomlion Heavy Industry Science	387,460	1D FEDEF - 250 bps	1D FEDEF	1/6/2022	711,842	324,382
		$1,360,867				$2,492,280	$1,131,413

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Santander SA	$(181,851)	1D FEDEF - 50 bps	1D FEDEF	5/20/2022	$(250,683)	$(68,832)
TOTAL		$1,179,016				$2,241,597	$1,062,581

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of January 31, 2021 was 0.07%

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

CLOUGH FUNDS TRUST – CLOUGH GLOBAL LONG/SHORT FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

January 31, 2021 (UNAUDITED)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers four Classes of shares: Class I, Investor Class, Class A and Class C. Prior to December 1, 2017, Investor Class shares were named Class A shares. On June 29, 2018, a new Class A commenced operations. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of January 31, 2021, approximately 40% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standard Codification (“ASC”) 946 – Investment Companies.

The net asset value (“NAV”) per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of January 31, 2021, in valuing the Fund’s investments carried at value.

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$56,028,602	$4,450	$–	$56,033,052
Exchange Traded Funds	788,670	–	–	788,670
Purchased Options	252,077	–	–	252,077
Corporate Bonds	–	4,554,445	–	4,554,445
Convertible Corporate Bonds	–	1,282,088	–	1,282,088
Government & Agency Obligations	–	1,664,375	–	1,664,375
Short-Term Investments	5,885,586	–	–	5,885,586
TOTAL	$62,954,935	$7,505,358	$–	$70,460,293

Other Financial Instruments
Assets
Future Contracts**	$815,743	$–	$–	$815,743
Total Return Swap Contracts**	–	1,131,413	–	1,131,413
Liabilities
Future Contracts**	$(7,175)	$–	$–	$(7,175)
Securities Sold Short
Common Stocks	(2,698,203)	–	–	(2,698,203)
Exchange Traded Funds	(1,480,280)	–	–	(1,480,280)
Total Return Swap Contracts**	–	(68,832)	–	(68,832)
TOTAL	$(3,369,915)	$1,062,581	$–	$(2,307,334)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund will be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the period ended January 31, 2021, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Restricted Securities: Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, 15% of its value) in restricted securities. Restricted securities are securities that may or may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of January 31, 2021 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value

Clough Global Long/Short Fund	Agile Group Holdings, Ltd.	0.34%	7/20/2020	250,000	$253,103	$258,113
	Kuaishou Technology	0.01%	1/29/2021	300	4,495	4,450
	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp.	0.79%	12/15/2020-1/19/2021	600,000	601,962	599,625
	Melco Resorts Finance, Ltd.	0.35%	9/21/2020	250,000	260,493	266,019
	Sunac China Holdings, Ltd.	0.34%	7/17/2020	250,000	257,683	261,875
	Tencent Holdings, Ltd.	0.53%	9/24/2020	400,000	407,888	406,260
	Tencent Holdings, Ltd.	0.53%	1/26/2021	400,000	408,591	404,774
	Times China Holdings, Ltd.	0.34%	7/17/2020	250,000	255,290	261,871
Total		3.23%			$2,449,505	$2,462,987

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Fund invested in future contracts during the reporting period ended January 31, 2021.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund engaged in purchased and written options during the reporting period ended January 31, 2021.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. During the period ended January 31, 2021, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Fund being subject to larger short-term declines in value compared to other types of investments.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.